                                                                    EXHIBIT 10.5


                              Dated 30th June 1999


                              BP CHEMICALS LIMITED


                                     -and-


                           HUNTSMAN ICI CHEMICALS LLC


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                             Asset Sale Agreement

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Confidential treatment requested. Exhibit omitted and filed separately with the SEC.